UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

Amendment No. 2
to

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported:  July 29, 2005

CHILCO RIVER HOLDINGS INC. (Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	0001278595 (Commission File Number)	98-0419129 (IRS Employer Identification No.)

16027 Arrow Hwy Suite D Irwindale, CA 91706 (Address of Principal Executive Offices) (Zip Code)

646-330-5859
(Registrant’s Telephone Number, including Area Code)

595 Howe Street, Suite 206
Vancouver, British Columbia, Canada, V6C 2T5
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 415 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

EXPLANATORY NOTE

This Amendment No. 2 to Form 8-K filed August 9, 2005 is being filed to include Financial Statements for the six months ended June 30, 2005 and the years ended December 31, 2004 and 2003 for Kubuk International, Inc. and proforma financial statements for Kubuk International, Inc. and Chilco River Holdings Inc. as of June 30, 2005 and for the year ended December 31, 2004. No other changes to the Form 8-K have been made.

Item 2.01.	Completion of Acquisition or Disposition of Assets

        On July 15, 2005, we entered into a Share Exchange Agreement with Kubuk International, Inc., a California Registrant; its shareholders, Tom Liu, David Liu, Lee Kuen Cheung, Wai Yung Lau, Zheng Liu, Yizhi Zeng, Luisa Wong, Jack Xu, Yong Yang and Guoxiu Yan; and Tom Liu, as Shareholders Representative. Under the terms of the Share Exchange Agreement, we agreed to acquire all of the issued and outstanding capital stock of Kubuk from the Shareholders. Kubuk owns and operates, through its wholly-owned subsidiaries, Kubuk Investment SAC and Kubuk Gaming SAC, the Hotel Cinco Estrellas in Lima, Peru (also known as the Bruce Hotel and Casino), and owns all of the assets, licenses and other rights used in connection with the business of the Bruce Hotel and Casino. We filed a Current Report on Form 8-K on August 9, 2005, as amended by Amendment No. 1 to the Current Report on Form 8-K filed on August 11, 2005, announcing the completion of the transaction. The purpose of this Amendment No. 2 on Form 8-K is to amend the Current Report on Form 8-K filed on August 9, 2005, as amended by Amendment No. 1 to the Current Report on Form 8-K filed on August 11, 2005, to include the financial statements and pro forma financial information required by Item 9.01.

Item 9.01.	Financial Statements and Exhibits

Financial Statements of the Business Acquired

        The unaudited condensed financial statements of Kubuk International, Inc. as of June 30, 2005 and the audited consolidated financial statements of Kubuk International, Inc. as of December 31, 2004 and for the year ended December 31, 2004 are attached hereto as Exhibit 99.11 and Exhibit 99.12, respectively, and are incorporated herein by reference.

Pro Forma Financial Information

        The unaudited pro forma condensed consolidated financial statements for Chilco River Holding Inc. and Kubuk International, Inc. as of June 30, 2005 and for the year ended December 31, 2004 are attached hereto as Exhibits 99.13 and are incorporated herein by reference.

Exhibits

99.1	Share Exchange Agreement dated July 15, 2005*
99.2	Escrow Agreement dated August 3, 2005*
99.3	Contribution Agreement dated July 26, 2005*
99.4	Stock Purchase Agreement dated July 26, 2005*
99.5	Gaming License*
99.6	Slot Machine License*
99.7	Hotel License*
99.8	Appraisal*
99.9	Interim Financial Statements for the six month period ended June 30, 2005 of Kubuk
99.10	Financial Statements for the years ended December 31, 2004 and 2003 for Bruce Grupo Diversion S.A.C.*
99.11	Unaudited Condensed Financial Statements of Kubuk International, Inc. and subsidiaries as of June 30, 2005

99.12	Audited Consolidated Financial Statements of Kubuk International, Inc. and subsidiaries for the year ended December 31, 2004
99.13	Unaudited Pro Forma Condensed Financial Statements of Chilco River Holdings Inc. and Kubuk International, Inc. as of June 30, 2005 and for the year ended December 31, 2004

* Incorporated by reference to the Current Report on Form 8-K filed on August 9, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHILCO RIVER HOLDINGS INC. (Registrant) By: /s/ Tom Liu Tom Liu Chief Executive Officer and Chief Financial Officer

Dated:   October 14, 2005

Exhibit Index

99.1	Share Exchange Agreement dated July 15, 2005*
99.2	Escrow Agreement dated August 3, 2005*
99.3	Contribution Agreement dated July 26, 2005*
99.4	Stock Purchase Agreement dated July 26, 2005*
99.5	Gaming License*
99.6	Slot Machine License*
99.7	Hotel License*
99.8	Appraisal*
99.9	Interim Financial Statements for the six month period ended June 30, 2005 of Kubuk
99.10	Financial Statements for the years ended December 31, 2004 and 2003 for Bruce Grupo Diversion S.A.C.*
99.11	Unaudited Condensed Financial Statements of Kubuk International, Inc. and subsidiaries as of June 30, 2005
99.12	Audited Consolidated Financial Statements of Kubuk International, Inc. and subsidiaries for the year ended December 31, 2004
99.13	Unaudited Pro Forma Condensed Financial Statements of Chilco River Holdings Inc. and Kubuk International, Inc. as of June 30, 2005 and for the year ended December 31, 2004

* Incorporated by reference to the Current Report Form 8-K filed on August 9, 2005